UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

______________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2016
KKR & CO. L.P. KKR FINANCIAL HOLDINGS LLC (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34820 001-33437 (Commission File Number)	26-0426107 11-3801844 (IRS Employer Identification No.)
9 West 57th Street, Suite 4200, New York, NY 555 California Street, 50th Floor, San Francisco, CA (Address of principal executive offices)	10019 94104 (Zip Code)
(212) 750-8300 (415) 315-3620 (Registrant's telephone number, including area code)
NOT APPLICABLE (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On July 26, 2016, KKR & Co. L.P. (“KKR”) issued a press release announcing its financial results for the quarter ended June 30, 2016. While the release may contain certain information regarding KKR Financial Holdings LLC (“KFN”), KFN will be separately reporting its financial results for the quarter ended June 30, 2016 in its quarterly report on Form 10-Q.
The press release is furnished as Exhibit 99.1 to this Report.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and the exhibit furnished by this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release of KKR & Co. L.P., dated July 26, 2016, announcing its results for the quarter ended June 30, 2016 (This exhibit is furnished and not filed)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. L.P. By: KKR Management LLC, its general partner
By: /s/ William J. Janetschek Name: William J. Janetschek Title: Chief Financial Officer
KKR FINANCIAL HOLDINGS LLC
Date: July 26, 2016	By: /s/ Thomas N. Murphy Name: Thomas N. Murphy Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release of KKR & Co. L.P., dated July 26, 2016, announcing its results for the quarter ended June 30, 2016 (This exhibit is furnished and not filed)